VOTING AGREEMENT

           AGREEMENT dated as of March 6,1998 among AMERICAN CELLULAR CORPORATION, a Delaware corporation ("Buyer"), PRICELLULAR CORPORATION, a Delaware corporation (the "Company") and the SHAREHOLDERS executing a counterpart of this Agreement (collectively, the "Shareholders").

           WHEREAS, the Shareholders are each beneficial owners of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), Class B Common Stock, par value $.01 per share ("Class B Common Stock"), or Series A Cumulative Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"), of the Company (collectively, the "Securities"), as listed on
Schedule I hereto;

           WHEREAS, the Shareholders are each parties to one or more stockholder agreements and voting agreements with each other and/or the Company in their capacity as shareholders of the Company (collectively, and together with any amendments thereto, the "Prior Shareholder Agreements"), including, without limitation, the Voting Agreement dated as of December 28, 1995 by and among the Company and the other parties thereto (as amended, the "Voting Agreement");

           WHEREAS, in connection with Buyer entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), with the Company, which provides for the merger (the "Merger") of Buyer with and into the Company, Buyer has requested each Shareholder, and each Shareholder has agreed, to enter into this Agreement with respect to all Securities of the Company that such Shareholder beneficially owns; and

           WHEREAS, the voting provisions of this Agreement will be in effect only so long as the Merger Agreement is in full force and effect;

           NOW, THEREFORE, the parties hereto agree as follows:



                                    ARTICLE 1
                        GRANT OF PROXY; VOTING AGREEMENT

           SECTION 1.01. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

           SECTION 1.02. Voting Agreement. Notwithstanding anything to the contrary in any of the Prior Shareholder Agreements, each Shareholder hereby agrees to vote all Securities that such Shareholder is entitled to vote at the time of any vote (i) to approve and adopt the Merger Agreement and the Merger and the other transactions contemplated thereby (subject to Section 1.04 hereof) at any meeting of the stockholders of the Company, and at any adjournment thereof, at which such Merger Agreement and the Merger, or such other transactions or actions, are submitted for the consideration and vote of the stockholders of the Company, and (ii) against any (w) Acquisition Proposal, (x) reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company, or (y) corporate action the consummation of which would frustrate the purposes, or be inconsistent with the other agreements of such Shareholder pursuant to this paragraph (it being understood that the Shareholders may vote for transactions permitted by the Merger Agreement and not be bound by these provisions if the Merger Agreement has been terminated and that AWS' obligations pursuant to this
Section 1.02 shall terminate if the Board of Directors of the Company shall have withdrawn or materially modified its approval or recommendation of the Merger or shall have resolved to do so).

           SECTION 1.03. Prior Proxy. Each Shareholder hereby revokes any and all previous proxies granted with respect to the Securities owned by such Shareholder except as may be deemed to exist pursuant to Section 1.01 of the Voting Agreement.

           SECTION 1.04. Conflict with Prior Shareholders Agreements. Notwithstanding anything to the contrary contained elsewhere in this Agreement, nothing contained in this Agreement shall require a Shareholder to take any action inconsistent with the requirements of Section 1.01 of the Voting Agreement.



                                    ARTICLE 2
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

           Each Shareholder, severally but not jointly, represents and warrants to Buyer that:

           SECTION 2.01. Corporate Authorization. If such Shareholder is a corporation, the execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby are within the corporate powers of such Shareholder and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding Agreement of such Shareholder.

           SECTION 2.02. Partnership Authorization. If such Shareholder is a partnership, the execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby have been duly authorized and approved by all necessary partnership action on the part of such Shareholder. This Agreement constitutes a valid and binding Agreement of such Shareholder.

           SECTION 2.03. Individual Authorization. If such Shareholder is an individual and is married, and the Securities set forth on the signature page hereto opposite such Shareholder's name constitute community property under applicable laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Shareholder's spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

           SECTION 2.04. Non-Contravention. The execution, delivery and performance by such Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws (or agreement of limited partnership, if applicable) of such Shareholder, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Shareholder is entitled under any provision of any agreement or other instrument binding on such Shareholder or (iv) result in the imposition of any Lien on any asset of such Shareholder.

           SECTION 2.05. Ownership of Shares. Such Shareholder is the record and beneficial owner of the Securities set forth on Schedule I hereto opposite such Shareholder's name, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Securities) other than the Prior Shareholder Agreements. None of the Securities is subject to any voting trust or other agreement or arrangement with respect to the voting of such Securities other than the Prior Shareholder Agreements.

           SECTION 2.06. Total Shares. Except for the Securities set forth on
Schedule I hereto opposite such Shareholder's name and except for options on Class A Shares granted pursuant to the Company's employee stock option plan, such Shareholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

           SECTION 2.07. Finder's Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Buyer or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Shareholder.



                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

           Buyer represents and warrants to each Shareholder:

           SECTION 3.01. Organizational Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby are within the organizational powers of Buyer and have been duly authorized by all necessary organizational action. This Agreement constitutes a valid and binding Agreement of Buyer.

           SECTION 3.02. Non-contravention. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws (or agreement of limited partnership, if applicable) of Buyer, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Buyer is entitled under any provision of any agreement or other instrument binding on Buyer or (iv) result in the imposition of any Lien on any asset of Buyer.



                                    ARTICLE 4
                          COVENANTS OF EACH SHAREHOLDER

           Each Shareholder hereby covenants and agrees that:

           SECTION 4.01. No Proxies for or Encumbrances on Securities. (a) Except pursuant to the terms of this Agreement and the Merger Agreement, and notwithstanding anything to the contrary in any of the Prior Shareholder Agreements (subject to Section 1.04 hereof), such Shareholder shall not, without the prior written consent of Buyer, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Securities or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Securities during the term of this Agreement, including, without limitation, dispositions of such Securities through dividends or liquidation or other distributions of such Securities to any stockholders or partners of such Shareholder.

            (b) Notwithstanding the foregoing, each of AT&T Wireless Services, Inc. ("AWS"), Steven Price and Eileen Farbman (in each case on behalf of themselves or their respective children) may sell up to 150,000 Shares each in open market transactions (subject to the provisions of the Prior Shareholder Agreements) upon not less than two business days written notice to Buyer. After receiving any such written notice, Buyer may elect to purchase such Shares (subject to the provisions of the Prior Shareholder Agreements) directly from AWS, Steven Price or Eileen Farbman at a price equal to the closing price for the Shares on the American Stock Exchange on the day immediately preceding the day on which such individuals propose to sell such Shares.

           SECTION 4.02. Other Offers. Such Shareholder shall not, directly or indirectly, (i) take any action to solicit, initiate or encourage any Acquisition Proposal or (ii) subject to any fiduciary duties of such Shareholder as an officer, director or shareholder of the Company under applicable law as advised by the Company's counsel, engage in discussions or negotiations with, or disclose any nonpublic information relating to the Company or any Subsidiary or afford access to the properties, books or records of the Company or any Subsidiary to, any Person that such Shareholder knows or has reason to know may be considering making, or has made, an Acquisition Proposal or has agreed to endorse an Acquisition Proposal. Such Shareholder will promptly notify Buyer after receipt of an Acquisition Proposal or any indication that any Person is considering making an Acquisition Proposal or any request for nonpublic information relating to the Company or any Subsidiary or for access to the properties, books or records of the Company or any of its Subsidiaries by any Person that may be considering making, or has made, an Acquisition Proposal, which notification shall include the identity of the offeror and the terms and conditions of any Acquisition Proposal (but only to the extent such Shareholder may disclose such information without breaching its fiduciary duties as advised by counsel and as determined in good faith and without violating any of the conditions of such Acquisition Proposal), and will keep Buyer fully informed of the status and details (subject to such fiduciary duties) of any such Acquisition Proposal, indication or request.

           SECTION 4.03. Appraisal Rights. Such Shareholder agrees not to exercise any rights (including, without limitation, under Section 262 of the General Corporation Law of the State of Delaware) to demand appraisal of any Securities which may arise with respect to the Merger.

           SECTION 4.04. Waiver. Such Shareholder waives any rights it may have in respect of the Securities owned by another Shareholder to the extent (but only to the extent) that such rights would arise as a result of (i) the execution of the Merger Agreement, (ii) the execution of this Voting Agreement or the performance of covenants hereunder or (iii) the consummation of the Merger.

           SECTION 4.05. Redemption Rights; Amendment to Charter. (a) If such Shareholder is a holder of any Series A Preferred, such Shareholder agrees not to exercise its right (if any), under Section 5(b) of the Certificate of Designation of the Series A Preferred, to require the Company to redeem any or all of its Series A Preferred, to the extent that the right to do so arises solely from board of director or shareholder approval of the Merger, the execution by the Company of the Merger Agreement, the execution of this Agreement or the consummation of the Merger.

            (b) Such Shareholder agrees to vote all Securities that such Shareholder is entitled to vote at the time of any vote to approve and adopt an amendment to the Certificate of Designation of the Series A Preferred, which amendment shall provide that the holders of the Series A Preferred shall have no rights under Section 5(b) of such Certificate of Designation, to the extent that such rights would have otherwise arisen solely from board of director or shareholder approval of the Merger, the execution by the Company of the Merger Agreement, the execution of this Agreement or the consummation of the Merger.

           SECTION 4.06. Acquisition Proposals. Each Shareholder agrees that in the event that after the later of (x) the 25th day following the date hereof and
(y) the contribution of $25,000,000 of equity capital to Buyer as contemplated by Section 4.09 of the Merger Agreement, the Merger Agreement is terminated pursuant to Section 9.01(d), (e) or (f) thereto (or by Buyer pursuant to Section 9.01(g) thereto if there is an Acquisition Proposal pending at such time of termination) and such Shareholder shall thereafter but prior to the first anniversary of the termination date of the Merger Agreement sell or otherwise transfer or dispose of by operation of law (by merger or otherwise) any Securities when an Acquisition Proposal is pending, such Shareholder shall promptly pay to Buyer an amount equal to the excess, if any, of (i) the aggregate consideration received by such Stockholder pursuant to such transfer over (ii) the product of (x) $14.00 and (y) the sum of the number of shares of Class A Common Stock and Class B Common Stock so transferred and the number of shares of Class A Common Stock issuable upon conversion of any shares of Series A Preferred Stock so transferred; provided, however, that this Section 4.06 shall not apply if the Merger Agreement is terminated on or after the date that is ten weeks from the date hereof and at such time Buyer shall not have either
(i) consummated the High Yield Financing the proceeds of which shall continue to be held in escrow or (ii) obtained the irrevocable waiver of the Initial Lenders of the conditions set forth in Sections 3(c), Section 4 (paragraph 2) and under the caption entitled "Conditions to Effectiveness and to Interim Loan", the references to the accuracy of representations and warranties of the Target in the first paragraph thereof and subparagraphs (l) and (r) of the Bridge Loan Commitment.


                                    ARTICLE 5
                                  MISCELLANEOUS

           SECTION 5.01. Action in Shareholder Capacity Only. No Shareholder makes any agreement or understanding hereunder as a director or officer of the Company. Each Shareholder signs this Agreement solely in his, her or its capacity as record and beneficial owners of the Securities, and nothing herein shall limit or affect any actions taken in such Shareholder's capacity as an officer or director of the Company.

           SECTION 5.02. Indemnification. (a) Buyer agrees to indemnify and hold harmless each Shareholder from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) related to the execution and performance of this Agreement or any actions taken pursuant hereto except insofar as such losses, claims, damages or liabilities result from the breach of any representation or warranty of such Shareholder contained herein.

            (b) The Company hereby agrees to indemnify, defend and hold harmless each Shareholder and its directors, officers, employees, affiliates, successors and assigns (collectively the "Indemnified Party") from and against all actions, causes of actions, suits, claims, complaints, demands, litigations, proceedings, losses, liabilities, damages, deficiencies, judgments, assessments, fines (including, without limitation, interest, penalties, taxes, fees and reasonable expenses and disbursements of attorneys, experts, personnel and consultants, reasonably incurred in connection with the defense or investigation thereof, including, without limitation, allocated costs of in-house counsel, experts, personnel and consultants) (collectively, "Losses") based upon, relating to, arising out of or otherwise in respect of the Merger Agreement, the Merger, the Consent and Waiver between the Company and AWS, this Voting Agreement with Buyer and the transactions contemplated by these agreements. Notwithstanding the foregoing, the Company shall not be responsible for Losses that are finally judicially determined to have resulted from the bad faith of the Indemnified Party and Losses that Buyer has indemnified the Indemnified Party for pursuant to the immediately preceding paragraph but only to the extent that the Indemnified Party has actually been paid. Upon the making of any payment pursuant to Section 5.02(b) with respect to any claim that Buyer has indemnified such indemnified person for pursuant to Section 5.02(a), the Company shall be subrogated to the rights of such indemnified person against Buyer with respect thereto.

           (c) In case any proceeding shall be instituted involving any Shareholder in respect of which indemnity may be sought pursuant to either the two immediately preceding paragraphs, such Shareholder shall promptly notify Buyer or the Company, as the case may be, in writing and Buyer or the Company, as the case may be, upon request of such Shareholder, shall retain counsel reasonably satisfactory to such Shareholder to represent such Shareholder in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The Shareholders as a group may retain one law firm (in addition to local counsel) to represent them with respect to any action or proceeding involving one or more Shareholders. In any such proceeding, an individual Shareholder shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Shareholder. Neither Buyer nor the Company shall be liable for any settlement of any proceeding effected without its written consent (which consent will not be unreasonably withheld or delayed), but if settled with such consent, or if there be a final judgment for the plaintiff, Buyer or the Company, as the case may be, agrees to indemnify such Shareholder from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if the Buyer or the Company shall have materially breached its obligations pursuant to this Section 5.02 (which breach shall have continued for 90 days after written notice thereof), such indemnifying party shall be liable for any such settlement effected without its written consent.

           (d) No Shareholder shall be entitled to indemnification in respect of claims that are determined by the final judgment of court to arise from such Shareholder's willful misconduct.

           SECTION 5.03. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement, other than Sections 4.06 and this Article 5, shall terminate upon the termination of the Merger Agreement in accordance with its terms.

            SECTION 5.04. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

            SECTION 5.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Buyer may transfer or assign its rights and obligations to a wholly owned subsidiary of Buyer.

           SECTION 5.06. Governing Law. This Agreement shall construed in accordance with and governed by the laws of the State of Delaware.

           SECTION 5.07. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

           SECTION 5.08. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

           SECTION 5.09. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

           SECTION 5.10. Entire Agreements. Each Shareholder represents to the other Shareholders that the Merger Agreement, this Agreement, the Consent and Waiver between the Company and AWS and the binding term sheet for the Operating Agreement between the Company and AWS constitute the entire agreement of the Shareholders with Buyer, the Company and their affiliates with respect to the Merger and the other transactions contemplated by such agreements except as otherwise disclosed in or contemplated by such agreements.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       AMERICAN CELLULAR CORPORATION



                                       By: /s/ Brion Applegate
                                          -------------------------------------
                                           Name: Brion Applegate
                                           Title: Chairman, Chief Executive
                                                    Officer


                                       PRICELLULAR CORPORATION



                                       By: /s/ Steven Price
                                          -------------------------------------
                                           Name: Steven Price
                                           Title: President, Chief Executive
                                                    Officer


                                       AT&T WIRELESS SERVICES, INC.



                                       By:  /s/ Mufit Cinali
                                          -------------------------------------
                                           Name: Mufit Cinali
                                           Title:   Financial Vice President


                                       THOMAS H. LEE EQUITY FUND III, L.P.

                                       By:     THL Equity Advisors III Limited
                                                  Partnership,
                                               as its General Partner

                                       By:     THL Equity Trust III,
                                               as its General Partner



                                       By: /s/ Scott Sperling
                                          -------------------------------------
                                           Name: Scott Sperling
                                           Title:   Managing Director



                                       THL-CCI INVESTORS LIMITED PARTNERSHIP



                                       By: /s/ Scott Sperling
                                          -------------------------------------
                                           Name: Scott Sperling
                                           Title:   Managing Director




                                               /s/ Steven Price
                                          -------------------------------------
                                                   Steven Price



                                               /s/ Eileen Farbman
                                          -------------------------------------
                                                   Eileen Farbman




                                               /s/ Eileen Farbman
                                          -------------------------------------
                                          Leo Farbman, by Eileen Farbman as
                                          custodian (with respect to shares held
                                          until age 21 under the Uniform Gift to
                                          Minors Act) and a natural guardian
                                          (with respect to shares held by joint
                                          tenancy)




                                               /s/ Eileen Farbman
                                          -------------------------------------
                                          Alexandra Farbman, by Eileen Farbman
                                          as custodian (with respect to shares
                                          held until age 21 under the Uniform
                                          Gift to Minors Act) and as natural
                                          guardian (with respect to shares held
                                          by joint tenancy)


                                                                    Schedule I


                                                                Number of Shares
Name of Shareholder                 Class Of Stock                   Owned
-------------------                 --------------              ----------------
AT&T Wireless                       Class A Common Stock         3,911,763
Wireless Services, Inc.             Class B Common Stock         2,625,781

Thomas H. Lee                       Series A Preferred              54,600
Equity Fund III, L.P.

THL-CCI Investors                   Series A Preferred               5,400
Limited Partnership

Steven Price                        Class A Common Stock            30,038
                                    Class B Common Stock         3,080,537

Eileen Farbman                      Class A Common Stock             1,000
                                    Class B Common Stock         2,176,208

Eileen Farbman, as custodian for    Class B Common Stock           761,718
Leo Farbman

Eileen Farbman, as custodian for    Class B Common Stock           761,718
Alexandra Farbman